                                                                   EXHIBIT 10.22

                             SECURED PROMISSORY NOTE

$12,000,000               PALO ALTO, CALIFORNIA               DECEMBER 28, 2005

     FOR VALUE RECEIVED, ATHENAHEALTH, INC., a Delaware corporation ("Maker") promises to pay to the order of ORIX VENTURE FINANCE LLC, a Delaware limited liability company ("ORIX"), at 1177 Avenue of the Americas, 5th Floor, New York, NY 10036, or at such other address as the holder of this Note shall direct, the principal sum of TWELVE MILLION DOLLARS ($12,000,000).

     The principal of this Note shall be paid as follows: 30 equal monthly payments of $400,000 each, commencing FEBRUARY 1, 2008 and continuing on the first day of each succeeding month until JULY 1, 2010 (the "Maturity Date"), on which date the entire unpaid principal balance of this Note, plus all accrued and unpaid interest shall be due and payable.

     This Note is executed and delivered pursuant to that certain Loan and Security Agreement among Maker, and ORIX of even date (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). (Capitalized terms used herein, which are not defined, shall have the meanings set forth in the Loan Agreement.) This Note is subject to, and entitled to all provisions and benefits of, the Loan Agreement, including without limitation acceleration of the maturity of this Note as provided in the Loan Agreement. This Note is secured by the Loan Agreement and all other present and future security agreements between Maker and ORIX. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between Maker and ORIX, and all of ORIX's rights and remedies hereunder and thereunder are cumulative. Prepayment of the principal of this Note is subject to the provisions of the Loan Agreement.

     This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding during each month at an interest rate equal to the Prime Rate in effect on the last day of such month, plus 3.00% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" has the meaning set forth in Section 7 of the Loan Agreement. The interest rate applicable to this Note shall increase as provided in Section 6.2 of the Loan Agreement following an Event of Default.

     Accrued interest on this Note shall be payable monthly, within five days after the end of each month. Any accrued interest not paid when due shall bear interest at the same rate as the principal hereunder.

     Principal of and interest on this Note shall be payable in lawful money of the United States of America by wire transfer to such account as ORIX shall designate to the Maker from time to time. If a payment hereunder becomes due and payable on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension.

     ORIX and Maker intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Agreement shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Neither the Maker nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest

                                                         Secured Promissory Note

thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of the Loan Agreement which may be in conflict herewith. ORIX expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) ORIX or any other holder of any or all of the Obligations shall otherwise collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at ORIX's or such holder's option, promptly returned to the Maker upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable law, ORIX and the Maker (and any other payors thereof) shall to the greatest extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and
(iii) amortize, prorate, allocate, and spread the total amount of interest through the entire contemplated term of this Note in accordance with the amount outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law.

     In the event any payment of principal or interest on this Note is not paid in full within three Business Days after the date due, or if any other Event of Default (as defined in the Loan Agreement) occurs and is continuing, ORIX may, at its option, at any time thereafter, without limiting its other rights and remedies, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. Without limiting the foregoing, if any payment of principal, accrued interest or any other payment hereunder is not made within five Business Days after the date due, Maker shall pay ORIX a late payment fee equal to 5% of the amount of such late payment. In addition, if the entire balance of this Note and all accrued and unpaid interest, and all other monetary Obligations are not paid in full by the Maturity Date, Maker shall pay ORIX a late charge of $50,000. The acceptance of any installment of principal or interest by ORIX after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of ORIX to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

     All payments hereunder are to be applied first to reasonable costs and fees referred to herein, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. ORIX shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder.

     Maker agrees to pay all reasonable costs and expenses (including without limitation reasonable attorney's fees) incurred by ORIX in connection with or related to this Note, or its enforcement, whether or not suit be brought. Maker hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and Maker hereby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note. In the event any one or more

                                                         Secured Promissory Note

of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect. No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of ORIX and Maker, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several. This Note and all acts, transactions, disputes and controversies arising hereunder or relating hereto, and all rights and obligations of ORIX and Maker shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of California. Maker (i) agrees that all actions and proceedings relating directly or indirectly to this Note shall, at ORIX's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Santa Clara County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Maker may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

     ORIX AND MAKER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS NOTE; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ORIX AND MAKER; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF ORIX OR MAKER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ORIX OR MAKER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

                                        ATHENAHEALTH, INC.,
                                        a Delaware corporation


                                        By /s/ Jonathan Bush
                                           -------------------------------------
                                        Title President and CEO

                    Signature Page--Secured Promissory Note

                             SECURED PROMISSORY NOTE

$2,000,000                PALO ALTO, CALIFORNIA               SEPTEMBER 21, 2006

     FOR VALUE RECEIVED, ATHENAHEALTH, INC., a Delaware corporation ("Maker") promises to pay to the order of ORIX VENTURE FINANCE LLC, a Delaware limited liability company ("ORIX"), at 1177 Avenue of the Americas, 5th Floor, New York, NY 10036, or at such other address as the holder of this Note shall direct, the principal sum of TWO MILLION DOLLARS ($2,000,000), or such lesser amount as shall represent the unpaid principal balance of Term Loan No. 2 under the Loan Agreement referred to below.

     The principal of this Note shall be paid as follows: 30 equal monthly payments of principal, each in an amount equal to 1/30th of the total principal balance of Term Loan No. 2 disbursed to Maker under the Loan Agreement, such principal payments to commence on FEBRUARY 1, 2008 and continue on the first day of each succeeding month until JULY 1, 2010 (the "Maturity Date"), on which date the entire unpaid principal balance of this Note, plus all accrued and unpaid interest shall be due and payable.

     This Note is executed and delivered pursuant to that certain Loan and Security Agreement among Maker, and ORIX dated December 28, 2005 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). (Capitalized terms used herein, which are not defined, shall have the meanings set forth in the Loan Agreement.) This Note is subject to, and entitled to all provisions and benefits of, the Loan Agreement, including without limitation acceleration of the maturity of this Note as provided in the Loan Agreement. This Note is secured by the Loan Agreement and all other present and future security agreements between Maker and ORIX. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between Maker and ORIX, and all of ORIX's rights and remedies hereunder and thereunder are cumulative. Prepayment of the principal of this Note is subject to the provisions of the Loan Agreement.

     This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding during each month at an interest rate equal to the Prime Rate in effect on the last day of such month, plus 3.00% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" has the meaning set forth in Section 7 of the Loan Agreement. The interest rate applicable to this Note shall increase as provided in Section 6.2 of the Loan Agreement following an Event of Default.

     Accrued interest on this Note shall be payable monthly, within five days after the end of each month. Any accrued interest not paid when due shall bear interest at the same rate as the principal hereunder.

     Principal of and interest on this Note shall be payable in lawful money of the United States of America by wire transfer to such account as ORIX shall designate to the Maker from time to time. If a payment hereunder becomes due and payable on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension.

     ORIX and Maker intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Agreement shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the

                                                         Secured Promissory Note

maximum amount of interest permitted to be charged by applicable law from time to time in effect. Neither the Maker nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of the Loan Agreement which may be in conflict herewith. ORIX expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) ORIX or any other holder of any or all of the Obligations shall otherwise collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at ORIX's or such holder's option, promptly returned to the Maker upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable law, ORIX and the Maker (and any other payors thereof) shall to the greatest extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest through the entire contemplated term of this
Note in accordance with the amount outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law.

     In the event any payment of principal or interest on this Note is not paid in full within three Business Days after the date due, or if any other Event of Default (as defined in the Loan Agreement) occurs and is continuing, ORIX may, at its option, at any time thereafter, without limiting its other rights and remedies, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. Without limiting the foregoing, if any payment of principal, accrued interest or any other payment hereunder is not made within five Business Days after the date due, Maker shall pay ORIX a late payment fee equal to 5% of the amount of such late payment. In addition, if the entire balance of this Note and all accrued and unpaid interest, and all other monetary Obligations are not paid in full by the Maturity Date, Maker shall pay ORIX a late charge of $50,000. The acceptance of any installment of principal or interest by ORIX after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of ORIX to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

     All payments hereunder are to be applied first to reasonable costs and fees referred to herein, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. ORIX shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder.

     Maker agrees to pay all reasonable costs and expenses (including without limitation reasonable attorney's fees) incurred by ORIX in connection with or related to this Note, or its enforcement, whether or not suit be brought. Maker hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all

                                                         Secured Promissory Note

other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and Maker hereby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect. No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of ORIX and Maker, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several. This Note and all acts, transactions, disputes and controversies arising hereunder or relating hereto, and all rights and obligations of ORIX and Maker shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of California. Maker (i) agrees that all actions and proceedings relating directly or indirectly to this Note shall, at ORIX's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Santa Clara County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Maker may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

     ORIX AND MAKER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS NOTE; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ORIX AND MAKER; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF ORIX OR MAKER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ORIX OR MAKER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

                                        ATHENAHEALTH, INC.,
                                        a Delaware Corporation


                                        By: /s/ Jonathan Bush
                                            ------------------------------------
                                        Title: Jonathan Bush President & CEO

                             SECURED PROMISSORY NOTE

$3,000,000                    Palo Alto, California                 June 8, 2007

     FOR VALUE RECEIVED, ATHENAHEALTH, INC., a Delaware corporation ("Maker") promises to pay to the order of ORIX VENTURE FINANCE LLC, a Delaware limited liability company ("ORIX"), at 245 Park Avenue, 19th Floor, New York, NY 10167, or at such other address as the holder of this Note shall direct, the principal sum of THREE MILLION Dollars ($3,000,000), or such lesser amount as shall represent the unpaid principal balance of Term Loan No. 3 under the Loan Agreement referred to below.

     The principal of this Note shall be paid as follows: 30 equal monthly payments of principal, each in an amount equal to $100,000, such principal payments to commence on February 1, 2008 and continue on the first day of each succeeding month until July 1, 2010 (the "Maturity Date"), on which date the entire unpaid principal balance of this Note, plus all accrued and unpaid interest shall be due and payable.

     This Note is executed and delivered pursuant to that certain Loan and Security Agreement among Maker, and ORIX dated December 28, 2005 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). (Capitalized terms used herein, which are not defined, shall have the meanings set forth in the Loan Agreement.) This Note is subject to, and entitled to all provisions and benefits of, the Loan Agreement, including without limitation acceleration of the maturity of this Note as provided in the Loan Agreement. This Note is secured by the Loan Agreement and all other present and future security agreements between Maker and ORIX. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between Maker and ORIX, and all of ORIX's rights and remedies hereunder and thereunder are cumulative. Prepayment of the principal off this Note is subject to the provisions of the Loan Agreement.

     Subject to the last sentence of Section 6.2 of the Loan Agreement, this Note shall bear interest on the unpaid principal balance hereof from time to time outstanding during each month at the interest rate applicable to Term Loan No. 3 as set forth in Section 2 of the Schedule to the Loan Agreement. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" has the meaning set forth in Section 7 of the Loan Agreement. The interest rate applicable to this Note shall increase as provided in Section 6.2 of the Loan Agreement following an Event of Default.

     Accrued interest on this Note shall be payable monthly, within five days after the end of each month. Any accrued interest not paid when due shall bear interest at the same rate as the principal hereunder.

     Principal of and interest on this Note shall be payable in lawful money of the United States of America by wire transfer to such account as ORIX shall designate to the Maker from time to time. If a payment hereunder becomes due and payable on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension.

     ORIX and Maker intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Agreement shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Neither the Maker nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of the Loan Agreement which may be in conflict herewith. ORIX expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or
(c) ORIX or any other holder of any or all of the Obligations shall otherwise collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at ORIX's or such holder's option, promptly returned to the Maker upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable law, ORIX and the Maker (and any other payors thereof) shall to the greatest extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and
(iii) amortize, prorate, allocate, and spread the total amount of interest through the entire contemplated term off this Note in accordance with the amount outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law.

     In the event any payment off principal or interest on this Note is not paid in full within three Business Days after the date due, or if any other Event of Default (as defined in the Loan Agreement) occurs and is continuing, ORIX may, at its option, at any time thereafter, without limiting its other rights and remedies, declare the entire unpaid principal balance of this .Note plus all accrued interest to be immediately due and payable, without notice or demand. Without limiting the foregoing, if any payment of principal, accrued interest or any other payment hereunder is not made within five Business Days after the date due, Maker shall pay ORIX a late payment fee equal to 5% of the amount of such late payment. In addition, if the entire balance of this Note and all accrued and unpaid interest, and all other monetary Obligations are not paid in full by the Maturity Date, Maker shall pay ORIX a late charge of $50,000. The acceptance of any installment of principal or interest by ORIX after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of ORIX to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

     All payments hereunder are to be applied first to reasonable costs and fees referred to herein, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. ORIX shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder.

     Maker agrees to pay all reasonable costs and expenses (including without limitation reasonable attorney's fees) incurred by ORIX in connection with or related to this Note, or its enforcement, whether or not suit be brought. Maker hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and Maker hereby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect. No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of ORIX and Maker, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several. This Note and all acts, transactions, disputes and controversies arising hereunder or relating hereto, and all rights and obligations of ORIX and Maker shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of California. Maker (i) agrees that all actions and proceedings relating directly or indirectly to this Note shall, at ORIX's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Santa Clara County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Maker may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding. Section 8.9 of the Loan Agreement is incorporated herein by this reference as though fully -set forth herein, and applies to this Note mutatis mutandis.

     ORIX AND MAKER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS NOTE; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ORIX AND MAKER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF ORIX OR MAKER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ORIX OR MAKER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

                                        ATHENAHEALTH, INC.,
                                        a Delaware corporation


                                        By: /s/ Jonathan Bush
                                            ------------------------------------
                                            Jonathan Bush, President & CEO


                                        3